EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHP Waikiki LLC	Delaware
22.	CCHI Singer Island LLC	Delaware
23.	CCMH Atlanta Marquis LLC	Delaware
24.	CCMH Atlanta Suites LLC	Delaware
25.	CCMH Chicago CY LLC	Delaware
26.	CCMH Copley LLC	Delaware
27.	CCMH Coronado LLC	Delaware
28.	CCMH Costa Mesa Suites LLC	Delaware
29.	CCMH DC LLC	Delaware
30.	CCMH Denver Tech LLC	Delaware
31.	CCMH Denver West LLC	Delaware
32.	CCMH Diversified LLC	Delaware
33.	CCMH Downers Grove Suites LLC	Delaware
34.	CCMH Dulles AP LLC	Delaware
35.	CCMH Fin Center LLC	Delaware
36.	CCMH Fisherman’s Wharf LLC	Delaware
37.	CCMH Gaithersburg LLC	Delaware
38.	CCMH Houston AP LLC	Delaware
39.	CCMH Houston Galleria LLC	Delaware
40.	CCMH IHP LLC	Delaware
41.	CCMH Kansas City AP LLC	Delaware
42.	CCMH Key Bridge LLC	Delaware
43.	CCMH Lenox LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
44.	CCMH Manhattan Beach LLC	Delaware
45.	CCMH Marina LLC	Delaware
46.	CCMH McDowell LLC	Delaware
47.	CCMH Memphis LLC	Delaware
48.	CCMH Metro Center LLC	Delaware
49.	CCMH Minneapolis LLC	Delaware
50.	CCMH Moscone LLC	Delaware
51.	CCMH Newark LLC	Delaware
52.	CCMH Nashua LLC	Delaware
53.	CCMH Newport Beach LLC	Delaware
54.	CCMH Newport Beach Suites LLC	Delaware
55.	CCMH O’Hare AP LLC	Delaware
56.	CCMH O’Hare Suites LLC	Delaware
57.	CCMH Orlando LLC	Delaware
58.	CCMH Palm Desert LLC	Delaware
59.	CCMH Park Ridge LLC	Delaware
60.	CCMH Pentagon RI LLC	Delaware
61.	CCMH Perimeter LLC	Delaware
62.	CCMH Philadelphia AP LLC	Delaware
63.	CCMH Philadelphia Mkt. LLC	Delaware
64.	CCMH Portland LLC	Delaware
65.	CCMH Potomac LLC	Delaware
66.	CCMH Properties II LLC	Delaware
67.	CCMH Quorum LLC	Delaware
68.	CCMH Riverwalk LLC	Delaware
69.	CCMH Rocky Hill LLC	Delaware
70.	CCMH San Diego LLC	Delaware
71.	CCMH San Fran AP LLC	Delaware
72.	CCMH Santa Clara LLC	Delaware
73.	CCMH Scottsdale Suites LLC	Delaware
74.	CCMH Tampa AP LLC	Delaware
75.	CCMH Tampa Waterside LLC	Delaware
76.	CCMH Times Square LLC	Delaware
77.	CCMH Westfields LLC	Delaware
78.	CCRC Amelia Island LLC	Delaware
79.	CCRC Buckhead/Naples LLC	Delaware
80.	CCRC Dearborn LLC	Delaware
81.	CCRC Marina LLC	Delaware
82.	CCRC Naples Golf LLC	Delaware
83.	CCRC Phoenix LLC	Delaware
84.	CCRC San Francisco LLC	Delaware
85.	CCRC Tysons LLC	Delaware
86.	CCSH Atlanta LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
87.	CCSH Chicago LLC	Delaware
88.	Chesapeake Hotel Limited Partnership	Delaware
89.	Cincinnati Plaza LLC	Delaware
90.	City Center Hotel Limited Partnership	Minnesota
91.	CLDH Meadowvale, Inc.	Ontario
92.	CLMH Airport, Inc.	Ontario
93.	CLMH Calgary, Inc.	Ontario
94.	CLMH Eaton Centre, Inc.	Ontario
95.	DS Hotel LLC	Delaware
96.	Durbin LLC	Delaware
97.	East Side Hotel Associates, L.P.	Delaware
98.	Elcrisa S.A. de C.V.	Mexico
99.	Euro JV Manager B.V.	Netherlands
100.	Euro JV Manager LLC	Delaware
101.	Farrell's Ice Cream Parlour Restaurants LLC	Delaware
102.	Fernwood Atlanta Corporation	Delaware
103.	GLIC, LLC	Hawaii
104.	Harbor-Cal S.D. Partner LLC	Delaware
105.	Harbor-Cal S.D.	California
106.	HHR 42 Associates, L.P.	Delaware
107.	HHR 42 Associates GP LLC	Delaware
108.	HHR 42 Associates PP LLC	Delaware
109.	HHR Assets LLC	Delaware
110.	HHR Auckland Limited	New Zealand
111.	HHR BT Rio de Janeiro Investmimentos Hoteleiros Ltda.	Brazil
112.	HHR Capital Wellington NTL Limited	New Zealand
113.	HHR Christchurch IB Limited	New Zealand
114.	HHR Christchurch NTL Limited	New Zealand
115.	HHR Conventions Pty Ltd.	Australia
116.	HHR Euro II GP B.V.	Netherlands
117.	HHR Fourth Avenue GP LLC	Delaware
118.	HHR Fourth Avenue Limited Partnership	Delaware
119.	HHR GHDC GP LLC	Delaware
120.	HHR GHDC Limited Partnership	Delaware
121.	HHR HP Waikiki, L.P.	Delaware
122.	HHR HP Waikiki GP LLC	Delaware
123.	HHR Harbor Beach LLC	Delaware
124.	HHR Holdings Pty Ltd.	Australia
125.	HHR Hotel Services Pty Ltd.	Australia
126.	HHR Investment II Coöperatief U.A.	Netherlands
127.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
128.	HHR Lauderdale Beach Limited Partnership	Delaware
129.	HHR Melbourne Hotel Pty Ltd.	Australia

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
130.	HHR Member II LLC	Delaware
131.	HHR Naples LLC	Delaware
132.	HHR Naples Golf LLC	Delaware
133.	HHR Nashville LLC	Delaware
134.	HHR New Zealand Holdings Limited	New Zealand
135.	HHR Newport Beach LLC	Delaware
136.	HHR Powell Street, L.P.	Delaware
137.	HHR Powell GP LLC	Delaware
138.	HHR Queenstown Limited	New Zealand
139.	HHR Rio Holdings LLC	Delaware
140.	HHR Rocky Hill L.P.	Delaware
141.	HHR Sao Paulo Investimentos Hoteleiros Ltda	Brazil
142.	HHR Singer Island GP LLC	Delaware
143.	HHR Singer Island Limited Partnership	Delaware
144.	HHR Union Square Ventures LLC	Delaware
145.	HHR Wellington IB Limited	New Zealand
146.	HHR WRN GP LLC	Delaware
147.	HHR WRN Limited Partnership	Delaware
148.	HMA Realty Limited Partnership	Delaware
149.	HMA-GP LLC	Delaware
150.	HMC Airport, Inc.	Delaware
151.	HMC Amelia II LLC	Delaware
152.	HMC AP Canada Company	Nova Scotia
153.	HMC AP GP LLC	Delaware
154.	HMC AP LP	Delaware
155.	HMC Atlanta LLC	Delaware
156.	HMC Burlingame Hotel LP	California
157.	HMC Burlingame LLC	Delaware
158.	HMC Cambridge LP	Delaware
159.	HMC Capital Resources LP	Delaware
160.	HMC Charlotte (Calgary) Company	Nova Scotia
161.	HMC Charlotte GP LLC	Delaware
162.	HMC Charlotte LP	Delaware
163.	HMC Chicago Lakefront LLC	Delaware
164.	HMC Chicago LLC	Delaware
165.	HMC Copley LP	Delaware
166.	HMC Desert LLC	Delaware
167.	HMC Diversified American Hotels, L.P.	Delaware
168.	HMC Diversified LLC	Delaware
169.	HMC DSM LLC	Delaware
170.	HMC East Side LLC	Delaware
171.	HMC Gateway LP	Delaware
172.	HMC Grace (Calgary) Company	Nova Scotia

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
173.	HMC Grand LP	Delaware
174.	HMC Headhouse Funding LLC	Delaware
175.	HMC Host Restaurants LLC	Delaware
176.	HMC Hotel Development LP	Delaware
177.	HMC Hotel Properties II Limited Partnership	Delaware
178.	HMC Hotel Properties Limited Partnership	Delaware
179.	HMC HT LP	Delaware
180.	HMC JWDC GP LLC	Delaware
181.	HMC Kea Lani LP	Delaware
182.	HMC Lenox LP	Delaware
183.	HMC Manhattan Beach LLC	Delaware
184.	HMC Market Street LLC	Delaware
185.	HMC Maui LP	Delaware
186.	HMC McDowell LP	Delaware
187.	HMC Mexpark LLC	Delaware
188.	HMC MHP II LLC	Delaware
189.	HMC NGL LP	Delaware
190.	HMC O'Hare Suites Ground LP	Delaware
191.	HMC OLS I LLC	Delaware
192.	HMC OLS I L.P.	Delaware
193.	HMC OLS II L.P.	Delaware
194.	HMC OP BN LP	Delaware
195.	HMC Palm Desert LLC	Delaware
196.	HMC Partnership Properties LLC	Delaware
197.	HMC PLP LLC	Delaware
198.	HMC Polanco LLC	Delaware
199.	HMC Potomac LLC	Delaware
200.	HMC Properties I LLC	Delaware
201.	HMC Property Leasing LLC	Delaware
202.	HMC Reston LP	Delaware
203.	HMC Retirement Properties, L.P.	Delaware
204.	HMC Seattle LLC	Delaware
205.	HMC SFO LP	Delaware
206.	HMC Suites Limited Partnership	Delaware
207.	HMC Suites LLC	Delaware
208.	HMC Times Square Hotel, L.P.	New York
209.	HMC Times Square Partner LLC	Delaware
210.	HMC Toronto Air Company	Nova Scotia
211.	HMC Toronto Airport GP LLC	Delaware
212.	HMC Toronto Airport LP	Delaware
213.	HMC Toronto EC Company	Nova Scotia
214.	HMC Toronto EC GP LLC	Delaware
215.	HMC Toronto EC LP	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
216.	HMC/Interstate Manhattan Beach, L.P.	Delaware
217.	HMH General Partner Holdings LLC	Delaware
218.	HMH HPT CBM LLC	Delaware
219.	HMH HPT RIBM LLC	Delaware
220.	HMH Marina LLC	Delaware
221.	HMH Pentagon LP	Delaware
222.	HMH Restaurants LP	Delaware
223.	HMH Rivers, L.P.	Delaware
224.	HMH Rivers LLC	Delaware
225.	HMH WTC LLC	Delaware
226.	HMT Lessee Sub (Atlanta) LLC	Delaware
227.	HMT Lessee Sub (Palm Desert) LLC	Delaware
228.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
229.	HMT Lessee Sub I LLC	Delaware
230.	HMT Lessee Sub II LLC	Delaware
231.	HMT Lessee Sub III LLC	Delaware
232.	HMT Lessee Sub IV LLC	Delaware
233.	HMT SPE (Atlanta) Corporation	Delaware
234.	HMT SPE (Palm Desert) Corporation	Delaware
235.	Hopewell Associates, L.P.	Georgia
236.	Host Atlanta II LP	Delaware
237.	Host Atlanta Perimeter Ground GP LLC	Delaware
238.	Host Atlanta Perimeter Ground LP	Delaware
239.	Host CAD Business Trust	Maryland
240.	Host California Corporation	Delaware
241.	Host Cambridge GP LLC	Delaware
242.	Host Capitol Hill LLC	Delaware
243.	Host Cincinnati Hotel LLC	Delaware
244.	Host Cincinnati II LLC	Delaware
245.	Host City Center GP LLC	Delaware
246.	Host CLP Business Trust	Maryland
247.	Host CLP LLC	Delaware
248.	Host Copley GP LLC	Delaware
249.	Host Dallas Quorum Ground GP LLC	Delaware
250.	Host Dallas Quorum Ground LP	Delaware
251.	Host Denver Hotel Company	Delaware
252.	Host Denver LLC	Delaware
253.	Host DSM Limited Partnership	Delaware
254.	Host Financing LLC	Delaware
255.	Host FJD Business Trust	Maryland
256.	Host Fourth Avenue LLC	Delaware
257.	Host GH Atlanta GP LLC	Delaware
258.	Host Grand GP LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
259.	Host Harbor Island Corporation	Delaware
260.	Host Holding Business Trust	Maryland
261.	Host Hotels Empreendimentos Hoteleiros Ltda.	Brazil
262.	Host Hotel Limited	United Kingdom
263.	Host Houston Airport GP LLC	Delaware
264.	Host Houston Briar Oaks, L.P.	Delaware
265.	Host Indianapolis GP LLC	Delaware
266.	Host Indianapolis Hotel Member LLC	Delaware
267.	Host Indianapolis I LP	Delaware
268.	Host Indianapolis LP	Delaware
269.	Host Kea Lani GP LLC	Delaware
270.	Host Kierland GP LLC	Delaware
271.	Host Kierland LP	Delaware
272.	Host La Jolla LLC	Delaware
273.	Host Lenox Land GP LLC	Delaware
274.	Host Los Angeles GP LLC	Delaware
275.	Host Los Angeles LP	Delaware
276.	Host Maui GP LLC	Delaware
277.	Host Maui Developer LLC	Delaware
278.	Host Maui Vacation Ownership LLC	Delaware
279.	Host McDowell GP LLC	Delaware
280.	Host Melbourne LLC	Delaware
281.	Host Mission Hills Hotel LP	Delaware
282.	Host Mission Hills II LLC	Delaware
283.	Host Moscone GP LLC	Delaware
284.	Host Needham Hotel LP	Delaware
285.	Host Needham II LLC	Delaware
286.	Host NY Downtown GP LLC	Delaware
287.	Host O’Hare Suites Ground GP LLC	Delaware
288.	Host of Boston, Ltd.	Massachusetts
289.	Host of Houston 1979 LP	Delaware
290.	Host of Houston LP	Delaware
291.	Host OP BN GP LLC	Delaware
292.	Host Park Ridge LLC	Delaware
293.	Host Pentagon GP LLC	Delaware
294.	Host PLN Business Trust	Maryland
295.	Host Realty Hotel LLC	Delaware
296.	Host Realty LLC	Delaware
297.	Host Realty Partnership, L.P.	Delaware
298.	Host Restaurants GP LLC	Delaware
299.	Host Reston GP LLC	Delaware
300.	Host San Diego Hotel LLC	Delaware
301.	Host San Diego LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
302.	Host Santa Clara GP LLC	Delaware
303.	Host SFO GP LLC	Delaware
304.	Host SH Boston Corporation	Massachusetts
305.	Host South Coast GP LLC	Delaware
306.	Host Swiss GP LLC	Delaware
307.	Host Tampa GP LLC	Delaware
308.	Host Times Square GP LLC	Delaware
309.	Host Times Square LP	Delaware
310.	Host UK Business Trust	Maryland
311.	Host WLS Nashville LLC	Delaware
312.	Host Waltham Hotel LP	Delaware
313.	Host Waltham II LLC	Delaware
314.	Host WNY GP LLC	Delaware
315.	Hotelera Host San Cristobal Limitada	Chile
316.	Hotels Union Square LLC	Delaware
317.	Houston Airport Hotel Owner Limited Partnership	Delaware
318.	HP Nashville LLC	Delaware
319.	HP Nashville TRS, Inc.	Delaware
320.	HST Asia/Australia Asset Manager LLC	Delaware
321.	HST Asia/Australia LLC	Delaware
322.	HST Euro II LP B.V.	Netherlands
323.	HST EBT Euro Holdings B.V.	Netherlands
324.	HST GP LAX LLC	Delaware
325.	HST GP Mission Hills LLC	Delaware
326.	HST GP San Diego LLC	Delaware
327.	HST GP South Coast LLC	Delaware
328.	HST GP SR Houston LP	Delaware
329.	HST Grand Central LLC	Delaware
330.	HST Houston AP LLC	Delaware
331.	HST I LLC	Delaware
332.	HST II LLC	Delaware
333.	HST III LLC	Delaware
334.	HST Kierland LLC	Delaware
335.	HST Lessee Boston LLC	Delaware
336.	HST Lessee Cincinnati LLC	Delaware
337.	HST Lessee CMBS LLC	Delaware
338.	HST Lessee Denver LLC	Delaware
339.	HST Lessee Indianapolis LLC	Delaware
340.	HST Lessee Keystone LLC	Delaware
341.	HST Lessee LAX LP	Delaware
342.	HST Lessee Mission Hills LP	Delaware
343.	HST Lessee Needham LLC	Delaware
344.	HST Lessee San Diego LP	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
345.	HST Lessee SNYT LLC	Delaware
346.	HST Lessee South Coast LP	Delaware
347.	HST Lessee SR Houston LLC	Delaware
348.	HST Lessee Waltham LLC	Delaware
349.	HST Lessee West Seattle LLC	Delaware
350.	HST Lessee WNY LLC	Delaware
351.	HST Lessee WSeattle LLC	Delaware
352.	HST LP Euro B.V.	Netherlands
353.	HST LT LLC	Delaware
354.	HST RHP LLC	Delaware
355.	HST Powell LLC	Delaware
356.	HST San Diego HH Lessee GP LLC	Delaware
357.	HST San Diego HH LP	Delaware
358.	HST Union Square LLC	Delaware
359.	HST WRN LLC	Delaware
360.	HST Sub-Owner LLC	Delaware
361.	IHP Holdings Partnership LP	Pennsylvania
362.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
363.	Ivy Street Hopewell LLC	Delaware
364.	Ivy Street Hotel Limited Partnership	Georgia
365.	Ivy Street LLC	Delaware
366.	JWDC Limited Partnership	Delaware
367.	JWDC LP Holdings Limited Partnership	Delaware
368.	Lauderdale Beach Association	Florida
369.	Manchester Grand Resorts, Inc.	California
370.	Manchester Grand Resorts, L.P.	California
371.	Market Street Host LLC	Delaware
372.	Marriott Mexico City Partnership, G.P.	Delaware
373.	MFI Liquidating Agent LLC	Delaware
374.	MDSM Finance LLC	Delaware
375.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
376.	New Market Street LP	Delaware
377.	Pacific Gateway, Ltd.	California
378.	Pacifica Partners Private Limited	Singapore
379.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
380.	Philadelphia Airport Hotel LLC	Delaware
381.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
382.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
383.	PM Financial LLC	Delaware
384.	PM Financial LP	Delaware
385.	Polserv S.A. de C.V.	Mexico
386.	Potomac Hotel Limited Partnership	Delaware
387.	RHP Foreign Lessee LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
388.	Rockledge HMC BN LLC	Delaware
389.	Rockledge HMT LLC	Delaware
390.	Rockledge Hotel LLC	Delaware
391.	Rockledge Hotel Properties, Inc.	Delaware
392.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
393.	Rockledge Manhattan Beach LLC	Delaware
394.	Rockledge Minnesota LLC	Delaware
395.	Rockledge NY Times Square LLC	Delaware
396.	Rockledge Potomac LLC	Delaware
397.	Rockledge Riverwalk LLC	Delaware
398.	Rockledge Square 254 LLC	Delaware
399.	S.D. Hotels LLC	Delaware
400.	Santa Clara Host Hotel Limited Partnership	Delaware
401.	Seattle Host Hotel Company LLC	Delaware
402.	SNYT LLC	Delaware
403.	South Coast Host Hotel LP	Delaware
404.	Starlex LP	Delaware
405.	Tiburon Golf Ventures Limited Partnership	Delaware
406.	Timeport, L.P.	Georgia
407.	Times Square GP LLC	Delaware
408.	Timewell Group, L.P.	Georgia
409.	W&S Realty Corporation of Delaware	Delaware
410.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
411.	YBG Associates LP	Delaware